Quarterly Report
August 31, 2020
Massachusetts Investors
Growth Stock Fund
MIG-Q3

Portfolio of Investments
8/31/20 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.2%
Apparel Manufacturers – 5.5%
Adidas AG (a)	495,178	$150,448,402
LVMH Moet Hennessy Louis Vuitton SE	296,290	138,885,310
NIKE, Inc., “B”	1,570,790	175,755,693
VF Corp.	974,644	64,082,843
		$529,172,248
Brokerage & Asset Managers – 2.4%
Blackstone Group, Inc.	1,186,235	$62,811,143
Charles Schwab Corp.	4,713,901	167,484,903
		$230,296,046
Business Services – 10.6%
Accenture PLC, “A”	1,671,863	$401,130,090
Cognizant Technology Solutions Corp., “A”	2,108,471	140,972,371
Equifax, Inc.	267,137	44,951,143
Fidelity National Information Services, Inc.	1,316,742	198,630,531
Fiserv, Inc. (a)	1,804,597	179,701,769
Verisk Analytics, Inc., “A”	250,085	46,683,367
		$1,012,069,271
Cable TV – 2.6%
Comcast Corp., “A”	5,475,230	$245,345,056
Computer Software – 10.5%
Microsoft Corp.	4,424,689	$997,900,110
Computer Software - Systems – 5.3%
Apple, Inc.	3,920,580	$505,911,643
Construction – 2.6%
Otis Worldwide Corp.	1,752,075	$110,205,518
Sherwin-Williams Co.	199,868	134,121,421
		$244,326,939
Consumer Products – 5.6%
Church & Dwight Co., Inc.	1,809,675	$173,421,155
Colgate-Palmolive Co.	3,060,516	242,576,498
Estee Lauder Cos., Inc., “A”	536,286	118,905,332
		$534,902,985
Electrical Equipment – 4.8%
Amphenol Corp., “A”	1,767,055	$194,022,639
Fortive Corp.	1,988,454	143,387,418
TE Connectivity Ltd.	1,271,779	122,853,851
		$460,263,908
Electronics – 3.3%
Analog Devices, Inc.	778,757	$91,021,118
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	888,525	70,415,606
Texas Instruments, Inc.	1,087,016	154,519,325
		$315,956,049
Food & Beverages – 2.2%
PepsiCo, Inc.	1,476,835	$206,845,510

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
General Merchandise – 1.4%
Dollarama, Inc.	3,337,716	$130,299,765
Health Maintenance Organizations – 1.0%
Cigna Corp.	549,268	$97,423,665
Insurance – 4.2%
AON PLC	1,253,347	$250,656,867
Marsh & McLennan Cos., Inc.	1,265,164	145,379,995
		$396,036,862
Internet – 10.6%
Alibaba Group Holding Ltd., ADR (a)	794,776	$228,124,555
Alphabet, Inc., “A” (a)	407,002	663,221,969
Tencent Holdings Ltd.	1,687,300	114,985,283
		$1,006,331,807
Leisure & Toys – 2.2%
Electronic Arts, Inc. (a)	1,539,465	$214,709,184
Medical & Health Technology & Services – 1.0%
PRA Health Sciences, Inc. (a)	888,249	$94,962,701
Medical Equipment – 13.0%
Abbott Laboratories	992,442	$108,642,626
Agilent Technologies, Inc.	1,561,636	156,819,487
Becton, Dickinson and Co.	805,526	195,557,547
Boston Scientific Corp. (a)	4,680,826	192,007,483
Danaher Corp.	656,690	135,586,784
Medtronic PLC	555,414	59,690,343
Mettler-Toledo International, Inc. (a)	44,516	43,215,242
Stryker Corp.	841,390	166,729,842
Thermo Fisher Scientific, Inc.	431,947	185,296,624
		$1,243,545,978
Other Banks & Diversified Financials – 5.1%
Mastercard, Inc., “A”	241,384	$86,461,335
Moody's Corp.	277,312	81,707,208
Visa, Inc., “A”	1,516,959	321,580,138
		$489,748,681
Pharmaceuticals – 0.9%
Roche Holding AG	248,491	$86,784,234
Railroad & Shipping – 1.8%
Union Pacific Corp.	874,699	$168,327,076
Restaurants – 1.3%
Starbucks Corp.	1,415,432	$119,561,541
Specialty Stores – 1.3%
Ross Stores, Inc.	755,374	$68,799,464
TJX Cos., Inc.	997,077	54,629,849
		$123,429,313
Total Common Stocks		$9,454,150,572

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 0.2%
Money Market Funds – 0.2%
MFS Institutional Money Market Portfolio, 0.1% (v)	20,099,931	$20,099,931

Other Assets, Less Liabilities – 0.6%		55,936,695
Net Assets – 100.0%		$9,530,187,198
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $20,099,931 and $9,454,150,572, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
8/31/20 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$8,534,207,417	$—	$—	$8,534,207,417
China	228,124,555	114,985,283	—	343,109,838
Germany	150,448,402	—	—	150,448,402
France	138,885,310	—	—	138,885,310
Canada	130,299,765	—	—	130,299,765
Switzerland	86,784,234	—	—	86,784,234
Taiwan	70,415,606	—	—	70,415,606
Mutual Funds	20,099,931	—	—	20,099,931
Total	$9,359,265,220	$114,985,283	$—	$9,474,250,503
For further information regarding security characteristics, see the Portfolio of Investments.

Supplemental Information (unaudited) – continued
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$56,426,884	$1,096,743,764	$1,133,047,548	$(17,418)	$(5,751)	$20,099,931
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$540,042	$—
(3) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.